                                                                     EXHIBIT 3.1

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                          BOSTON LIFE SCIENCES, INC.


          Boston Life Sciences, Inc. (the "Corporation), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          1. The name of the Corporation is Boston Life Sciences, Inc. (the "Corporation"). The Corporation is the entity resulting from the merger of Boston Life Sciences, Inc., a Massachusetts corporation, with and into Greenwich Pharmaceuticals Incorporation, a Delaware corporation, on June 15, 1995. A Certificate of Merger was filed with the Secretary of State of Delaware on that date. The Corporation was originally incorporated on May 18, 1972 under the name "Strategic Medical Research Corp."

          2. This Amended and Restated Certificate of Incorporation amends and restates the Restated Certificate of Incorporation to restate the certificate of incorporation of the Corporation in its entirety in a single document.

          3. The text of the Restated Certificate of Incorporation is further amended and restated hereby to read as herein set forth in full:

                         "FIRST: The name of the corporation is Boston Life
               Sciences, Inc. (the "Corporation");

                         SECOND: Its registered office in the State of Delaware
               is to be located at 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The registered agent at such address is The Corporation Trust Company.

                         THIRD: The nature of the business and objects and
               purposes for which the Corporation is organized are:

                         (a) To engage in research, exploration, laboratory, and development work relating to any material, substance, compound, or mixture now known or which may hereafter be known, discovered, or developed, and to perfect, develop, manufacture, use, apply, and generally to deal in and with any such material, substance, compound, or mixture, and to undertake, conduct, manage, assist, promote, and engage or participate in every kind of research or scientific experimental, design, or development work, including pure or basic research.

                         (b) To engage in the general business of purchasing, selling, licensing, distributing, developing, manufacturing or marketing of medical and pharmaceutical products of any kind whatsoever.

                         (c) To purchase, acquire, own, hold, lease, mortgage, encumber, sell and dispose of any and all kinds and character of property, real, personal and mixed (the foregoing particular enumeration in no sense being used by way of exclusion or limitation) and while the owner thereof, to exercise all the rights, powers and privileges of ownership, including in the case of stocks and shares, the rights to vote thereon.

                         (d) To borrow and lend money, with or without security, and to endorse or otherwise guarantee the obligations of others.

                         (e) To act as principal or agent for others and receive compensation for all services which it may render in the performance of its duties of an agency character.

                         (f) To engage in any and all business activities and pursuits as may be reasonably related to the foregoing.

                         (g) As provided in Section 102(a)(3) of the General Corporation Law of Delaware, to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                         FOURTH:  The aggregate number of shares which the
               Corporation shall have authority to issue is 176,000,000 to be divided into (a) 175,000,000 shares of Common Stock, par value $.01 per share, (b) 1,000,000 shares of Preferred Stock, par value $.01 per share, of which 264,000 shares are designated as Series A Convertible Preferred Stock, par value $.01 per share, with the powers, preferences and other rights as described on Exhibit A attached hereto and made a part hereof.

                         The Board of Directors is hereby empowered to cause the
               Preferred Stock to be issued from time to time for such consideration as it may from time to time fix, and to cause such Preferred Stock to be issued in series with such voting powers, designations, preferences and relative, participating, optional or other special rights, if any, or the qualifications, limitations or restrictions thereof, as designated by the Board of Directors in the resolution providing for the issue of such series. Shares of Preferred Stock of any one series shall be identical in all respects.

                    FIFTH: In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the By-laws of the Corporation.

                    SIXTH: No director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or
          (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                    SEVENTH: Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly called and may not be taken by written consent of the stockholders. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board of Directors or the President of the Corporation. Special meetings of the stockholders of the Corporation may not be called by any other person or persons.

                    EIGHTH: This Amended and Restated Certificate of Incorporation may be amended by the affirmative vote of the majority of the shares entitled to vote on each such amendment."

          4. This Amended and Restated Certificate of Incorporation was duly adopted by the board of directors and by the stockholders in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law.

          IN WITNESS WHEREOF, Boston Life Sciences, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by the authorized officer this 28th of March 1996.

ATTEST:                                           BOSTON LIFE SCIENCES, INC.

By: /s/ Philip M. Shapiro                    By: /s/ George Eldridge
   ----------------------                       --------------------
                                                 Vice-President, Corporate
                                                 Development and Finance

                                   EXHIBIT A
                                   ---------

                     Series A Convertible Preferred Stock
                     ------------------------------------


        1.  Designation and Amount.  There shall be a series of Preferred Stock
            ----------------------
designated as "Series A Convertible Preferred Stock" and the number of shares constituting such series shall be 264,000. Such series is referred to herein as the "Series A Convertible Preferred Stock". Such number of shares may be increased or decreased by resolution of the Board of Directors of the Corporation; provided, however, that no decrease shall reduce the number of shares of Series A Convertible Preferred Stock to less than the number of shares then issued and outstanding.

        2.  Dividends.  Subject to the prior and superior rights of the holders
            ---------
of any shares of any series of Preferred Stock ranking and superior to the shares of Series A Convertible Preferred Stock with respect to dividends and distributions, the holders of shares of Series A Convertible Preferred Stock, shall be entitled to receive dividends and distributions, when, as and if declared by the Board of Directors out of funds legally available for such purpose. If the Corporation declares a dividend





                           [CONTINUED ON NEXT PAGE]

* Copy of Exhibit A to the certificate of amendment or distribution on the common stock, par value $.01 per share (the "Common Stock"), of the Corporation, the holders of shares of Series A Convertible Preferred Stock shall be entitled to receive for each share of Series A Convertible Preferred Stock a dividend or distribution in the amount of the dividend or distribution that would be received by a holder of the Common Stock into which such share of Series A Convertible Preferred Stock is convertible on the record date for such dividend or distribution. If the Corporation declares a dividend or distribution on any other class or series of preferred stock, the holders of shares of Series A Convertible Preferred Stock shall be entitled to receive a dividend or distribution in an amount per share in proportion to the dividend or distribution declared on a share of such other class or series based upon the liquidation preference of a share of the Series A Convertible Preferred Stock relative to that of a share of such other class or series, unless the holders of at least 66-2/3% of the outstanding shares of Series A Convertible Preferred Stock consent otherwise. In any such case, the Corporation shall declare a dividend or distribution on the Series A Convertible Preferred Stock at the same time that it declares a dividend or distribution on the Common Stock or such other class or series of preferred stock and shall establish the same record date for the dividend or distribution on the Series A Convertible Preferred Stock as is established for such dividend or distribution on the Common Stock or such other class or series of preferred stock. Each such dividend or distribution will be payable to holders of record of the Series A Convertible Preferred Stock as they appeared on the records of the Corporation at the close of business on the record date declared for such dividend or distribution, as shall be fixed by the Board of Directors. If the corporation declares or pays a dividend or distribution on the Series A Convertible Preferred Stock as a result of the declaration or payment of a dividend or distribution on the Common Stock or any other class or series of preferred stock as described above, the holders of the Series A Convertible Preferred Stock shall not be entitled to any additional dividend or distribution solely because such first dividend or distribution also required the declaration or payment of a dividend or distribution on any other class or series of preferred stock. Any reference to "distribution" contained in this Section 2 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

     3.  Liquidation Preference.  (a)  In the event of a (i) liquidation,
         ----------------------
dissolution or winding up of the Corporation, whether voluntary or involuntary or (ii) a sale or other disposition of all or substantially all of the assets of the Corporation (a "Liquidation Event"), after payment or provision for payment of debts and other liabilities of the Corporation, the holders of the Series A Convertible Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders, whether such assets are capital, surplus, or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of the stock junior to the Series A Convertible Preferred Stock, an amount equal to $130.00 per share plus an amount equal to all declared and unpaid dividends thereon. If upon any Liquidation Event, whether voluntary or involuntary, the assets to be distributed to holders of the Series A Convertible Preferred Stock shall be insufficient to permit the payment to such shareholders of the full preferential amounts aforesaid, then all of the assets of the Corporation to be distributed shall be so distributed ratably to the holders of the Series A Convertible Preferred Stock on the basis of the number of shares of Series A Convertible Preferred Stock held. A consolidation or merger of the Corporation with or into another corporation shall not be considered a liquidation, dissolution or winding up of the Corporation or a sale or other disposition of all or substantially all of the assets of the Corporation. All shares of Series A Convertible Preferred Stock shall rank as to payment upon the occurrence of any of the events described in clauses (i) and (ii) above senior to the Common Stock as provided herein and, unless the terms of such series shall provide otherwise, senior to all other series of the Corporation's preferred stock.

          (b) After the payment or distribution to the holders of the Series A Preferred Stock of the full preferential amounts aforesaid, the holders of shares of the Common Stock and any other shares of participating preferred stock then outstanding will be entitled to receive, pro rata an amount per share equal
                                              --- ----
to $13 plus accrued but unpaid dividends, if any, paid to the holders of the Series A Convertible Preferred Stock. After the payment or distribution pursuant to the immediately preceding sentence, the holders of shares of the Series A Convertible Preferred Stock, the Common Stock and any other shares of participating preferred stock then outstanding will share any remaining assets of the Corporation on a pari passu, as converted basis.
                        ---- -----

          4.   Conversion.
               ----------

          (a) Right of Conversion. The shares of Series A Convertible Preferred
              -------------------
Stock shall be convertible, in whole or in part, at the option of the holder thereof and upon notice to the Corporation as set forth in paragraph (b) below, into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided. The shares of Series A Convertible Preferred Stock shall be convertible initially at the rate of
175.3771 shares of Common Stock for each full share of Series A Convertible Preferred Stock and shall be subject to adjustment as provided herein. The initial conversion price per share of Common Stock is $.5702 and shall be subject to adjustment as provided herein. For purposes of this resolution, the "conversion rate" applicable to a share of Series A Convertible Preferred Stock shall be the number of shares of Common Stock and number or amount of any other securities and property as hereinafter provided into which a share of Series A Convertible Preferred Stock is then convertible and shall be determined by dividing the then existing conversion price into $100.00.

          Subject to adjustment pursuant to the provisions of paragraph (c) below, in the event that the conversion price in effect at the time of each Interim Closing Date (as defined below) and the Final Closing Date (as defined below) is greater than 85% of the average closing bid price of the Common Stock for the thirty consecutive trading days immediately preceding (x) any interim closing date of the issuance and sale of the Series A Convertible Preferred Stock (each an "Interim Closing Date") or (y) the final closing date of the issuance and sale of the Series A Convertible Preferred Stock (the "Final Closing Date"), then the conversion price shall be adjusted to equal the lesser of any such average closing bid price. If there is any change in the conversion price as a result of the preceding sentence, then the conversion rate shall be changed accordingly, and shall be determined by dividing the new conversion price into $100.00. The Corporation shall prepare a certificate signed by the principal financial officer of the Corporation setting forth the conversion rate as of the Final Closing Date, showing in reasonable detail the facts upon which such conversion rate is based, and such certificate shall forthwith be filed with the transfer agent of the Series A Convertible Preferred Stock. Notwithstanding the provisions of subparagraph (vi) of paragraph (c) below, a notice stating that the conversion rate has been adjusted pursuant to this paragraph, or that no adjustment is necessary, and setting forth the conversion rate in effect as of the Final Closing Date shall be mailed as promptly as practicable after the Final Closing Date by the Corporation to all record holders of Series A Convertible Preferred Stock at their last addresses as they shall appear in the stock transfer books of the Corporation.

          Subject to adjustment pursuant to the provisions of paragraph (c) below, the conversion price in effect immediately prior to the date that is 12 months after the Final Closing Date of the issuance and sale of the Series A Convertible Preferred Stock (the "Reset Date") shall be adjusted and reset effective as of the Reset Date if the average closing bid price of the Common Stock for the 30 consecutive trading days immediately preceding the Reset Date (the "12-Month Trading Price") is less than 130% of the then applicable conversion price (a "Reset Event"). Upon the occurrence of a Reset Event, the conversion price shall be reduced to be equal to the greater of (A) the 12-Month Trading Price divided by 1.3, (B) 50% of the then applicable conversion price and (C) $.375 (subject to a proportional adjustment in the event of an adjustment to the conversion price pursuant to paragraph 4(c) below). If there is any change in the conversion price as a result of the preceding sentence, then the conversion rate shall be changed accordingly, and shall be determined by dividing the new conversion price into $100.00. The Corporation shall prepare a certificate signed by the principal financial officer of the Corporation setting forth the conversion rate as of the Reset Date, showing in reasonable detail the facts upon which such conversion rate is based, and such certificate shall forthwith be filed with the transfer agent of the Series A Convertible Preferred Stock. Notwithstanding the provisions of subparagraph (vi) of paragraph (c) below, a notice stating that the conversion rate has been adjusted pursuant to this paragraph, or that no adjustment is necessary, and setting forth the conversion rate in effect as of the Reset Date shall be mailed as promptly as practicable after the Reset Date by the Corporation to all record holders of the Series A Convertible Preferred Stock at their last addresses as they shall appear in the stock transfer books of the Corporation.

          The "closing bid price" for each trading day shall be the reported closing bid price on the NASDAQ Small-Cap Market or the NASDAQ National Market System (collectively referred to as, "NASDAQ") or, if the Common Stock is not quoted on NASDAQ, on the principal national securities exchange on which the Common Stock is listed or admitted to trading (based on the aggregate dollar value of all securities listed or admitted to trading) or, if not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the closing bid price in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Corporation for that purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Corporation in good faith. "Trading day" shall mean a day on which the national securities exchange or NASDAQ used to determine the closing bid price is open for the transaction of business or the reporting of trades or, if the closing bid price is not so determined, a day on which NASDAQ is open for the transaction of business.

          (b)   Conversion Procedures.  Any holder of shares of Series A
                ---------------------
Convertible Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Series A Convertible Preferred Stock at the office of the transfer agent for the Series A Convertible Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Series A Convertible Preferred Stock and specifying the name or names (with address) in which a certificate or certificates evidencing shares of Common Stock are to be issued. The Corporation need not deem a notice of conversion to be received unless the holder complies with all the provisions hereof. The Corporation will instruct the transfer agent (which may be the Corporation) to make a notation of the date that a notice of conversion is received, which date shall be deemed to be the date of receipt for purposes hereof.

          The Corporation shall, as soon as practicable after such deposit of certificates evidencing shares of Series A Convertible Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such share of Series A Convertible Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment of any fraction of a share as hereinafter provided. Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made as of the date of such surrender of the shares of Series A Convertible Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series A Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such Common
Stock on such date; provided, however, that the Corporation shall not be required to convert any shares of Series A Convertible Preferred Stock while the stock transfer books of the Corporation are closed for any purpose, but the surrender of Series A Convertible Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books as if the surrender had been made on the date of such reopening, and the conversion shall be at the conversion rate in effect on such date. No adjustments in respect of any dividends on shares surrendered for conversion or any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Series A Convertible Preferred Stock.

          All notices of conversion shall be irrevocable; provided, however, that if the Corporation has sent notice of an event pursuant to Section 4(g) hereof, a holder of Series A Convertible Preferred Stock may, at its election, provide in its notice of conversion that the conversion of its shares of Series A Convertible Preferred Stock shall be contingent upon the occurrence of the record date or effectiveness of such event (as specified by such holder), provided that such notice of conversion is received by the Corporation prior to such record date or effective date, as the case may be.

          (c)  Certain Adjustments of Conversion Rate. In addition to adjustment
               --------------------------------------
pursuant to paragraph (a) above, the conversion rate (and the corresponding conversion price) shall be subject to adjustment from time to time as follows:

          (i) In case the Corporation shall (A) pay a dividend in Common Stock or make a distribution in Common Stock, (B) subdivide its outstanding Common Stock, (C) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (D) issue by reclassification of its Common Stock other securities of the Corporation, then in each such case the conversion rate in effect immediately prior thereto shall be adjusted so that the holder of any shares of Series A Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Corporation which such holder would have owned or would have been entitled to receive immediately after the happening of any of the events described above had such shares of Series A Convertible Preferred Stock been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subparagraph (i) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (ii) In case the Corporation shall issue or sell Common Stock or rights, options, warrants or other securities convertible into Common Stock, excluding those rights, options, warrants or other securities convertible into Common Stock already outstanding and disclosed in the Offering Memorandum, at a price per share which is lower than both (A) the then effective conversion price and (B) the closing bid price (as defined in Section 4) for the trading day immediately prior to such record date (the "Current Market Price"), then the conversion rate shall be determined by multiplying the conversion rate theretofore in effect by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such shares, rights, options, warrants or convertible securities plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of shares which the aggregate offering price of the total number of shares offered would purchase at the then effective conversion price. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately and retroactive to the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible securities.

     (iii) In case the Corporation shall distribute to all or substantially all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings) or rights, options, warrants or convertible securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in subparagraph (ii) above), then in each case the conversion rate shall be determined by multiplying the conversion rate theretofore in effect by a fraction, of which the numerator shall be the then fair value as determined in good faith by the Corporation's Board of Directors on the date of such distribution, and of which the denominator shall be such fair value on such date minus the then fair value (as so determined) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options, warrants or convertible securities applicable to one share. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

     (iv) Upon the expiration of any rights, options, warrants or conversion privileges, if such shall not have been exercised, the conversion rate shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the fact that Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (B) the fact that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise plus the consideration, if any, actually received by the Corporation for the issuance, sale or grant of all such rights, options, warrants or conversion privileges whether or not exercised.

     (v) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided, however, that the Corporation may make any such adjustment at its election; and provided, further, that any adjustments which by reason of this subparagraph (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (vi) Whenever the conversion rate is adjusted as provided in any provision of this Section 4;

            (A) the Corporation shall compute (or may retain a firm of independent public accountants of recognized national standing (which may be any such firm regularly employed by the Corporation) to compute) the adjusted conversion rate in accordance with this Section 4 and shall prepare a certificate signed by the principal financial officer of the Corporation (or cause any such independent public accountants to execute a certificate) setting forth the adjusted conversion rate and showing in reasonable detail the facts upon which each adjustment is based, and such certificate shall forthwith be filed with the transfer agent of the Series A Convertible Preferred Stock; and

                 (B) a notice stating that the conversion rate has been adjusted and setting forth the adjusted conversion rate shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Corporation to all record holders of Series A Convertible Preferred Stock at their last addresses as they shall appear in the stock transfer books of the Corporation.

           (vii) In the event that at any time, as a result of any adjustment made pursuant to this Section 4, the holder of any shares of Series A Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of Common stock or to receive any other securities, the number of such other shares or securities so receivable upon conversion of any share of Series A Convertible Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Section 4 with respect to the Common Stock.

           (d)   No fractional Shares.  No fractional shares or scrip
                 --------------------
representing fractional shares of Common stock shall be issued upon conversion of Series A Convertible Preferred Stock. If more than one certificate evidencing shares of Series A Convertible Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Convertible Preferred Stock so surrendered.
Instead of any fractional share of Common stock which would otherwise be issuable upon conversion of any shares of Series A Convertible Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the market price per share of Common Stock (which shall be the closing price as defined in Section 5) at the close of business on the day of conversion.

           (e)   Consolidation; Merger; Etc.  If the Corporation shall enter
                 --------------------------
into any consolidation, merger, combination or other transaction in which shares of Common Stock constituting in excess of 50% of the voting power of the Corporation are exchanged for or changed into other stock or securities, cash and/or any other property (a "Merger Transaction"), then in any such case the shares of Series A Convertible Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to (i) the conversion rate in effect at such time multiplied by (ii) the aggregate fair market value, as determined in good faith by the Board of Directors of the Corporation, of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common stock is changed or exchanged (the "Per Share Merger Consideration"); provided, however,
                                                             --------  -------
that if any stock of securities received in the Merger Transaction are traded on a securities exchange or quotation system, the fair market value of such stock or securities shall be the closing sales price of such stock or securities as reported by the principal exchange or quotation system for such stock or securities the business day immediately preceding the execution of the merger agreement or other transaction agreement for such Merger Transaction, and if no such trading market exists for such stock or securities, the aggregate fair market value shall be as determined in good faith by the Board of Directors of the Corporation; provided, further, however, that if any such Merger Transaction
                 --------  -------  -------
is effected on or before the Reset Date, and if the Per Share Merger Consideration (assuming conversion of all outstanding convertible stock, including the Series A Convertible Preferred Stock, at the conversion rate for such stock in effect at the time of the execution and delivery of the merger agreement relating to such Merger Transaction) is less than 130% of the then applicable conversion price relating to the Series A Convertible Preferred Stock, then the conversion price will be reduced to equal the greater of (x) the Per Share

Merger Consideration divided by 1.3, (y) 50% of the then applicable conversion price and (z) $.375 (subject to a proportional adjustment in the event of an adjustment to the conversion price pursuant to paragraph 4(c) above).

                (f)     Reservation of Shares; Transfer Taxes; Etc.  The
                        ------------------------------------------
Corporation shall at all times reserve and keep available, out of its authorized unissued stock, solely for the purpose of effecting the conversion of the Series A Convertible Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Series A Convertible Preferred Stock from time to time outstanding. The Corporation shall use its best efforts from time to time, in accordance with the laws of the State of Delaware, to increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then-outstanding shares of Series A Convertible Preferred Stock.

                The Corporation shall pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Series A Convertible Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that in which the shares of Series A Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                Notwithstanding anything to the contrary herein, before taking any action that would cause an adjustment reducing the conversion rate or before any such adjustment is made as a result of a Reset Event, in either event, such that the effective conversion price (for all purposes an amount equal to $100.00 divided by the conversion rate as in effect at such time) would be below the then par value of the Common Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at the conversion rate as so adjusted.

                (g)     Prior Notice of Certain Events. In case:
                        ------------------------------

                (i) the Corporation shall declare any dividend (or any other distribution) on its Common Stock; or

                (ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

                (iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

         (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed with the transfer agent for the Series A Convertible Preferred Stock, and shall cause to be mailed to the holders of record of the Series A Convertible Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Corporation, at least 10 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined and a description of the cash, securities or other property to be received by such holders upon such dividend, distribution or granting of rights or warrants or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such exchange, dissolution, liquidation or winding up and the consideration, including securities or other property, to be received by such holders upon such exchange; provided, however, that no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice.

         (h)    Other Changes in Conversion Rate.  The Corporation from time to
                --------------------------------
time may increase the conversion rate by any amount for any period of time if the period is at least 20 days and if the increase is irrevocable during the period. Whenever the conversion rate is so increased, the Corporation shall mail to holders of record of the Series A Convertible Preferred Stock a notice of the increase at least 10 days before the date the increased conversion rate takes effect, and such notice shall state the increased conversion rate and the period it will be in effect.

         The Corporation may make such increases in the conversion rate, in addition to those required or allowed by this Section 4, as shall be determined by it, as evidence by a resolution of the Board of Directors, to be advisable in order to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock or issuance or rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

         (i)    Ambiguities/Errors. The Board of Directors of the Corporation
                ------------------
shall have the power to resolve any ambiguity or correct any error in the provisions relating to the convertibility of the Series A Convertible Preferred Stock, and its actions in so doing shall be final and conclusive.

         5.     Mandatory Conversion at Option of Corporation. At any time on or
                ---------------------------------------------
after the Reset Date, the Corporation, as its option, may cause the Series A Convertible Preferred Stock to be converted in whole, or in part, on a pro rata
                                                                       --- ----
basis, into fully paid and nonassessable shares of Common Stock and such other securities and property as herein provided if the closing price of the Common Stock shall have exceeded 150% of the then applicable conversion price for at least 20 trading days in any 30 consecutive trading day period. Any shares of Series A Convertible Preferred Stock so converted shall be treated as having been surrendered by the holder thereof for conversion pursuant to Section 4 on the date of such mandatory conversion (unless previously converted at the option of the holder).

         No more than 60 nor less than 10 days prior to the date of any such mandatory conversion, notice by first class mail, postage prepaid, shall be given to the holders of record of the Series A Convertible Preferred Stock to be converted, addressed to such holders at their last addresses as shown on the stock transfer books of the Corporation. Each such notice shall specify the date fixed for conversion, the place or places for surrender of shares of Series A Convertible Preferred Stock, and the then effective conversion rate pursuant to Section 4.

               The "closing price" for each trading day shall be the reported last sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the NASDAQ Small-Cap Market or the NASDAQ National Market System (collectively referred to as, "NASDAQ") or, if the Common Stock is not quoted on NASDAQ, on the principal national securities exchange on which the Common Stock is listed or admitted to trading (based on the aggregate dollar value of all securities listed or admitted to trading) or, if not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Corporation for that purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Corporation in good faith. "Trading day" shall have the meaning given in Section 4 hereof.

               Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given by the Corporation on the date deposited in the mail, whether or not the holder of the Series A Convertible Preferred Stock receives such notice; and failure properly to give such notice by mail, or any defect in such notice, to the holders of the shares to be converted shall not affect the validity of the proceedings for the conversion of any other shares of Series A Convertible Preferred Stock. On or after the date fixed for conversion as stated in such notice, each holder of shares called to be converted shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice for conversion. Notwithstanding that the certificates evidencing any shares properly called for conversion shall not have been surrendered, the shares shall no longer be deemed outstanding and all rights whatsoever with respect to the shares so called for conversion (except the right of the holders to convert such shares upon surrender of their certificates therefor) shall terminate.

               6.    Voting Rights.
                     -------------

               (a)   General.  Except as otherwise provided herein, in the
                     -------
Amended and Restated Certificate of Incorporation or by law, the holders of shares of Series A Convertible Preferred Stock, the holders of shares of Common Stock and the holders of any other class or series of shares entitled to vote with the Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation. In any such vote, each share of Series A Convertible Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the Common Stock into which such share of Series A Convertible Preferred Stock is convertible on the record date for such vote, or if no record date has been established, on the date such vote is taken. Any shares of Series A Convertible Preferred Stock held by the Corporation or any entity controlled by the Corporation shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.

               (b)   Class Voting Rights.  In addition to any vote specified in
                     -------------------
paragraph (a) of this Section 6, so long as 50% of the shares of Series A Convertible Preferred Stock (including those shares of Series A Convertible Preferred Stock issued or issuable upon the exercise of the placement agent warrants issued in connection with the offer and sale of the Series A Convertible Preferred Stock) shall be outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least 66-2/3% of all outstanding Series A Convertible Preferred Stock voting separately as a class, (i) amend, alter or repeal any provision of the Amended and Restated Certificate of Incorporation, as amended, or the Bylaws of the Corporation so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Series A Convertible Preferred Stock, (ii) declare any dividend or distribution on the Common Stock or any other class or series of preferred stock or authorize the repurchase of any securities of the Corporation or (iii) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, (A) ranking prior to, or on a parity with, the Series A Convertible Preferred Stock upon liquidation, dissolution or winding up of the Corporation or a sale of all or substantially all of the assets of the Corporation or (B) providing for the payment of any dividends or distributions. A class vote on the part of the Series A Convertible Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Corporation's Board of Directors) in connection with: (a) the authorization, issuance or increase in the authorized amount of Common Stock or of any shares of any other class or series of stock ranking junior to the Series A Convertible Preferred Stock in respect of distributions upon liquidation, dissolution or winding up of the Corporation; (b) the authorization, issuance or increase in the amount of the Series A Convertible Preferred Stock or any bonds, mortgages, debentures or other obligations of the Corporation (other than bonds, mortgages, debentures or other obligations convertible into or exchangeable for or having option rights to purchase any shares of stock of the Corporation the authorization issuance or increase in amount of which would require the consent of the holders of the Series A Preferred Stock); or (c) any consolidation or merger of the Corporation with or into another corporation, a sale or transfer of all or part of the Corporation's assets for cash, securities or other property, or a compulsory share exchange.

          7.   Outstanding Shares.  For purposes of this Certificate of
               ------------------
Designations, all shares of Series A Convertible Preferred Stock shall be deemed outstanding except (i) from the date, or the deemed date, of surrender of certificates evidencing shares of Series A Convertible Preferred Stock, all shares of Series A Convertible Preferred Stock converted into Common Stock, (ii) from the date of registration of transfer, all shares of Series A Convertible Preferred Stock held of record by the Corporation or any subsidiary of the Corporation and (iii) any and all shares of Series A Convertible Preferred Stock held in escrow prior to delivery of such stock by the Corporation to the initial beneficial owners thereof.

          8.   Status of Acquired Shares.  Shares of Series A Convertible
               -------------------------
Preferred Stock received upon conversion pursuant to Section 4 or Section 5 or otherwise acquired by the Corporation will be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to class, and may thereafter be issued, but not as shares of Series A Convertible Preferred Stock.

          9.   Preemptive Rights.  The Series A Convertible Preferred Stock is
               -----------------
not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

          10.  Severability of Provisions.  Whenever possible, each provision
               --------------------------
hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                           BOSTON LIFE SCIENCES, INC

                        Pursuant to Section 242 of the
                       Delaware General Corporation Law



          BOSTON LIFE SCIENCES, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Company:

          RESOLVED, that the Board of Directors hereby approves and recommends to the Company's stockholders that Article FOURTH of the Articles of Incorporation of the Company be, and it hereby is, subject to stockholder approval at the Meeting, amended and restated in its entirety to read as follows:

                    "FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 26,000,000 to be divided into (a) 25,000,000 shares of Common Stock, par value $.01 per share,
          (b) 1,000,000 shares of Preferred Stock, par value $.01 per share, of which 264,000 shares are designated as Series A Convertible Preferred Stock, par value $.01 per share, with the powers, preferences and other rights as described on Exhibit A attached hereto and made a part hereof.

                    The Board of Directors is hereby empowered to cause the Preferred Stock to be issued from time to time for such consideration as it may from time to time fix, and to cause such Preferred Stock to be issued in series with such voting powers, designations, preferences and relative, participating, optional or other special rights, if any, or the qualifications, limitations or restrictions thereof, as designated by the Board of Directors in the resolution providing for the issue of such series. Shares of Preferred Stock of any one series shall be identical in all respects.

               Effective as of 5:00 p.m., Eastern time, on June 9, 1997, all outstanding shares of Common Stock held by each holder of record on such date shall be automatically combined at the rate of one-for-ten without any further action on the part of the holders thereof or this Corporation. No fractional shares shall be issued. All fractional shares for one-half share or more shall be increased to the next higher whole number of shares and all fractional shares less than one-half share shall be decreased to the next lower whole number of shares, respectively."

          SECOND: That thereafter a majority of the holders of the stock of the Corporation entitled to vote thereon voted in favor of the amendment at a meeting of the stockholders duly held on June 6, 1997.

          THIRD: That the foregoing amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law.

          IN WITNESS WHEREOF, said Boston Life Sciences, Inc. has caused this Certificate to be executed by its duly authorized officers this 6th day of June, 1997.

                                    BOSTON LIFE SCIENCES, INC.


                                    By: /s/ S. David Hillson
                                        --------------------
                                    Name: S. David Hillson
                                    Title: Chief Executive Officer

                                   EXHIBIT A
                                   ---------

                     Series A Convertible Preferred Stock
                     ------------------------------------


        1.  Designation and Amount.  There shall be a series of Preferred Stock
            ----------------------
designated as "Series A Convertible Preferred Stock" and the number of shares constituting such series shall be 264,000. Such series is referred to herein as the "Series A Convertible Preferred Stock". Such number of shares may be increased or decreased by resolution of the Board of Directors of the Corporation; provided, however, that no decrease shall reduce the number of shares of Series A Convertible Preferred Stock to less than the number of shares then issued and outstanding.

        2.  Dividends.  Subject to the prior and superior rights of the holders
            ---------
of any shares of any series of Preferred Stock ranking and superior to the shares of Series A Convertible Preferred Stock with respect to dividends and distributions, the holders of shares of Series A Convertible Preferred Stock, shall be entitled to receive dividends and distributions, when, as and if declared by the Board of Directors out of funds legally available for such purpose. If the Corporation declares a dividend





                           [CONTINUED ON NEXT PAGE]

* Copy of Exhibit A to the certificate of amendment or distribution on the common stock, par value $.01 per share (the "Common Stock"), of the Corporation, the holders of shares of Series A Convertible Preferred Stock shall be entitled to receive for each share of Series A Convertible Preferred Stock a dividend or distribution in the amount of the dividend or distribution that would be received by a holder of the Common Stock into which such share of Series A Convertible Preferred Stock is convertible on the record date for such dividend or distribution. If the Corporation declares a dividend or distribution on any other class or series of preferred stock, the holders of shares of Series A Convertible Preferred Stock shall be entitled to receive a dividend or distribution in an amount per share in proportion to the dividend or distribution declared on a share of such other class or series based upon the liquidation preference of a share of the Series A Convertible Preferred Stock relative to that of a share of such other class or series, unless the holders of at least 66-2/3% of the outstanding shares of Series A Convertible Preferred Stock consent otherwise. In any such case, the Corporation shall declare a dividend or distribution on the Series A Convertible Preferred Stock at the same time that it declares a dividend or distribution on the Common Stock or such other class or series of preferred stock and shall establish the same record date for the dividend or distribution on the Series A Convertible Preferred Stock as is established for such dividend or distribution on the Common Stock or such other class or series of preferred stock. Each such dividend or distribution will be payable to holders of record of the Series A Convertible Preferred Stock as they appeared on the records of the Corporation at the close of business on the record date declared for such dividend or distribution, as shall be fixed by the Board of Directors. If the corporation declares or pays a dividend or distribution on the Series A Convertible Preferred Stock as a result of the declaration or payment of a dividend or distribution on the Common Stock or any other class or series of preferred stock as described above, the holders of the Series A Convertible Preferred Stock shall not be entitled to any additional dividend or distribution solely because such first dividend or distribution also required the declaration or payment of a dividend or distribution on any other class or series of preferred stock. Any reference to "distribution" contained in this Section 2 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

     3.  Liquidation Preference.  (a)  In the event of a (i) liquidation,
         ----------------------
dissolution or winding up of the Corporation, whether voluntary or involuntary or (ii) a sale or other disposition of all or substantially all of the assets of the Corporation (a "Liquidation Event"), after payment or provision for payment of debts and other liabilities of the Corporation, the holders of the Series A Convertible Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders, whether such assets are capital, surplus, or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of the stock junior to the Series A Convertible Preferred Stock, an amount equal to $130.00 per share plus an amount equal to all declared and unpaid dividends thereon. If upon any Liquidation Event, whether voluntary or involuntary, the assets to be distributed to holders of the Series A Convertible Preferred Stock shall be insufficient to permit the payment to such shareholders of the full preferential amounts aforesaid, then all of the assets of the Corporation to be distributed shall be so distributed ratably to the holders of the Series A Convertible Preferred Stock on the basis of the number of shares of Series A Convertible Preferred Stock held. A consolidation or merger of the Corporation with or into another corporation shall not be considered a liquidation, dissolution or winding up of the Corporation or a sale or other disposition of all or substantially all of the assets of the Corporation. All shares of Series A Convertible Preferred Stock shall rank as to payment upon the occurrence of any of the events described in clauses (i) and (ii) above senior to the Common Stock as provided herein and, unless the terms of such series shall provide otherwise, senior to all other series of the Corporation's preferred stock.

          (b) After the payment or distribution to the holders of the Series A Preferred Stock of the full preferential amounts aforesaid, the holders of shares of the Common Stock and any other shares of participating preferred stock then outstanding will be entitled to receive, pro rata an amount per share equal
                                              --- ----
to $13 plus accrued but unpaid dividends, if any, paid to the holders of the Series A Convertible Preferred Stock. After the payment or distribution pursuant to the immediately preceding sentence, the holders of shares of the Series A Convertible Preferred Stock, the Common Stock and any other shares of participating preferred stock then outstanding will share any remaining assets of the Corporation on a pari passu, as converted basis.
                        ---- -----

          4.   Conversion.
               ----------

          (a) Right of Conversion. The shares of Series A Convertible Preferred
              -------------------
Stock shall be convertible, in whole or in part, at the option of the holder thereof and upon notice to the Corporation as set forth in paragraph (b) below, into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided. The shares of Series A Convertible Preferred Stock shall be convertible initially at the rate of
175.3771 shares of Common Stock for each full share of Series A Convertible Preferred Stock and shall be subject to adjustment as provided herein. The initial conversion price per share of Common Stock is $.5702 and shall be subject to adjustment as provided herein. For purposes of this resolution, the "conversion rate" applicable to a share of Series A Convertible Preferred Stock shall be the number of shares of Common Stock and number or amount of any other securities and property as hereinafter provided into which a share of Series A Convertible Preferred Stock is then convertible and shall be determined by dividing the then existing conversion price into $100.00.

          Subject to adjustment pursuant to the provisions of paragraph (c) below, in the event that the conversion price in effect at the time of each Interim Closing Date (as defined below) and the Final Closing Date (as defined below) is greater than 85% of the average closing bid price of the Common Stock for the thirty consecutive trading days immediately preceding (x) any interim closing date of the issuance and sale of the Series A Convertible Preferred Stock (each an "Interim Closing Date") or (y) the final closing date of the issuance and sale of the Series A Convertible Preferred Stock (the "Final Closing Date"), then the conversion price shall be adjusted to equal the lesser of any such average closing bid price. If there is any change in the conversion price as a result of the preceding sentence, then the conversion rate shall be changed accordingly, and shall be determined by dividing the new conversion price into $100.00. The Corporation shall prepare a certificate signed by the principal financial officer of the Corporation setting forth the conversion rate as of the Final Closing Date, showing in reasonable detail the facts upon which such conversion rate is based, and such certificate shall forthwith be filed with the transfer agent of the Series A Convertible Preferred Stock. Notwithstanding the provisions of subparagraph (vi) of paragraph (c) below, a notice stating that the conversion rate has been adjusted pursuant to this paragraph, or that no adjustment is necessary, and setting forth the conversion rate in effect as of the Final Closing Date shall be mailed as promptly as practicable after the Final Closing Date by the Corporation to all record holders of Series A Convertible Preferred Stock at their last addresses as they shall appear in the stock transfer books of the Corporation.

          Subject to adjustment pursuant to the provisions of paragraph (c) below, the conversion price in effect immediately prior to the date that is 12 months after the Final Closing Date of the issuance and sale of the Series A Convertible Preferred Stock (the "Reset Date") shall be adjusted and reset effective as of the Reset Date if the average closing bid price of the Common Stock for the 30 consecutive trading days immediately preceding the Reset Date (the "12-Month Trading Price") is less than 130% of the then applicable conversion price (a "Reset Event"). Upon the occurrence of a Reset Event, the conversion price shall be reduced to be equal to the greater of (A) the 12-Month Trading Price divided by 1.3, (B) 50% of the then applicable conversion price and (C) $.375 (subject to a proportional adjustment in the event of an adjustment to the conversion price pursuant to paragraph 4(c) below). If there is any change in the conversion price as a result of the preceding sentence, then the conversion rate shall be changed accordingly, and shall be determined by dividing the new conversion price into $100.00. The Corporation shall prepare a certificate signed by the principal financial officer of the Corporation setting forth the conversion rate as of the Reset Date, showing in reasonable detail the facts upon which such conversion rate is based, and such certificate shall forthwith be filed with the transfer agent of the Series A Convertible Preferred Stock. Notwithstanding the provisions of subparagraph (vi) of paragraph (c) below, a notice stating that the conversion rate has been adjusted pursuant to this paragraph, or that no adjustment is necessary, and setting forth the conversion rate in effect as of the Reset Date shall be mailed as promptly as practicable after the Reset Date by the Corporation to all record holders of the Series A Convertible Preferred Stock at their last addresses as they shall appear in the stock transfer books of the Corporation.

          The "closing bid price" for each trading day shall be the reported closing bid price on the NASDAQ Small-Cap Market or the NASDAQ National Market System (collectively referred to as, "NASDAQ") or, if the Common Stock is not quoted on NASDAQ, on the principal national securities exchange on which the Common Stock is listed or admitted to trading (based on the aggregate dollar value of all securities listed or admitted to trading) or, if not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the closing bid price in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Corporation for that purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Corporation in good faith. "Trading day" shall mean a day on which the national securities exchange or NASDAQ used to determine the closing bid price is open for the transaction of business or the reporting of trades or, if the closing bid price is not so determined, a day on which NASDAQ is open for the transaction of business.

          (b)   Conversion Procedures.  Any holder of shares of Series A
                ---------------------
Convertible Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Series A Convertible Preferred Stock at the office of the transfer agent for the Series A Convertible Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Series A Convertible Preferred Stock and specifying the name or names (with address) in which a certificate or certificates evidencing shares of Common Stock are to be issued. The Corporation need not deem a notice of conversion to be received unless the holder complies with all the provisions hereof. The Corporation will instruct the transfer agent (which may be the Corporation) to make a notation of the date that a notice of conversion is received, which date shall be deemed to be the date of receipt for purposes hereof.

          The Corporation shall, as soon as practicable after such deposit of certificates evidencing shares of Series A Convertible Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such share of Series A Convertible Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment of any fraction of a share as hereinafter provided. Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made as of the date of such surrender of the shares of Series A Convertible Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series A Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such Common
Stock on such date; provided, however, that the Corporation shall not be required to convert any shares of Series A Convertible Preferred Stock while the stock transfer books of the Corporation are closed for any purpose, but the surrender of Series A Convertible Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books as if the surrender had been made on the date of such reopening, and the conversion shall be at the conversion rate in effect on such date. No adjustments in respect of any dividends on shares surrendered for conversion or any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Series A Convertible Preferred Stock.

          All notices of conversion shall be irrevocable; provided, however, that if the Corporation has sent notice of an event pursuant to Section 4(g) hereof, a holder of Series A Convertible Preferred Stock may, at its election, provide in its notice of conversion that the conversion of its shares of Series A Convertible Preferred Stock shall be contingent upon the occurrence of the record date or effectiveness of such event (as specified by such holder), provided that such notice of conversion is received by the Corporation prior to such record date or effective date, as the case may be.

          (c)  Certain Adjustments of Conversion Rate. In addition to adjustment
               --------------------------------------
pursuant to paragraph (a) above, the conversion rate (and the corresponding conversion price) shall be subject to adjustment from time to time as follows:

          (i) In case the Corporation shall (A) pay a dividend in Common Stock or make a distribution in Common Stock, (B) subdivide its outstanding Common Stock, (C) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (D) issue by reclassification of its Common Stock other securities of the Corporation, then in each such case the conversion rate in effect immediately prior thereto shall be adjusted so that the holder of any shares of Series A Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Corporation which such holder would have owned or would have been entitled to receive immediately after the happening of any of the events described above had such shares of Series A Convertible Preferred Stock been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subparagraph (i) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (ii) In case the Corporation shall issue or sell Common Stock or rights, options, warrants or other securities convertible into Common Stock, excluding those rights, options, warrants or other securities convertible into Common Stock already outstanding and disclosed in the Offering Memorandum, at a price per share which is lower than both (A) the then effective conversion price and (B) the closing bid price (as defined in Section 4) for the trading day immediately prior to such record date (the "Current Market Price"), then the conversion rate shall be determined by multiplying the conversion rate theretofore in effect by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such shares, rights, options, warrants or convertible securities plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of shares which the aggregate offering price of the total number of shares offered would purchase at the then effective conversion price. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately and retroactive to the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible securities.

     (iii) In case the Corporation shall distribute to all or substantially all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings) or rights, options, warrants or convertible securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in subparagraph (ii) above), then in each case the conversion rate shall be determined by multiplying the conversion rate theretofore in effect by a fraction, of which the numerator shall be the then fair value as determined in good faith by the Corporation's Board of Directors on the date of such distribution, and of which the denominator shall be such fair value on such date minus the then fair value (as so determined) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options, warrants or convertible securities applicable to one share. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

     (iv) Upon the expiration of any rights, options, warrants or conversion privileges, if such shall not have been exercised, the conversion rate shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the fact that Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (B) the fact that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise plus the consideration, if any, actually received by the Corporation for the issuance, sale or grant of all such rights, options, warrants or conversion privileges whether or not exercised.

     (v) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided, however, that the Corporation may make any such adjustment at its election; and provided, further, that any adjustments which by reason of this subparagraph (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (vi) Whenever the conversion rate is adjusted as provided in any provision of this Section 4;

            (A) the Corporation shall compute (or may retain a firm of independent public accountants of recognized national standing (which may be any such firm regularly employed by the Corporation) to compute) the adjusted conversion rate in accordance with this Section 4 and shall prepare a certificate signed by the principal financial officer of the Corporation (or cause any such independent public accountants to execute a certificate) setting forth the adjusted conversion rate and showing in reasonable detail the facts upon which each adjustment is based, and such certificate shall forthwith be filed with the transfer agent of the Series A Convertible Preferred Stock; and

                 (B) a notice stating that the conversion rate has been adjusted and setting forth the adjusted conversion rate shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Corporation to all record holders of Series A Convertible Preferred Stock at their last addresses as they shall appear in the stock transfer books of the Corporation.

           (vii) In the event that at any time, as a result of any adjustment made pursuant to this Section 4, the holder of any shares of Series A Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of Common stock or to receive any other securities, the number of such other shares or securities so receivable upon conversion of any share of Series A Convertible Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Section 4 with respect to the Common Stock.

           (d)   No fractional Shares.  No fractional shares or scrip
                 --------------------
representing fractional shares of Common stock shall be issued upon conversion of Series A Convertible Preferred Stock. If more than one certificate evidencing shares of Series A Convertible Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Convertible Preferred Stock so surrendered.
Instead of any fractional share of Common stock which would otherwise be issuable upon conversion of any shares of Series A Convertible Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the market price per share of Common Stock (which shall be the closing price as defined in Section 5) at the close of business on the day of conversion.

           (e)   Consolidation; Merger; Etc.  If the Corporation shall enter
                 --------------------------
into any consolidation, merger, combination or other transaction in which shares of Common Stock constituting in excess of 50% of the voting power of the Corporation are exchanged for or changed into other stock or securities, cash and/or any other property (a "Merger Transaction"), then in any such case the shares of Series A Convertible Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to (i) the conversion rate in effect at such time multiplied by (ii) the aggregate fair market value, as determined in good faith by the Board of Directors of the Corporation, of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common stock is changed or exchanged (the "Per Share Merger Consideration"); provided, however,
                                                             --------  -------
that if any stock of securities received in the Merger Transaction are traded on a securities exchange or quotation system, the fair market value of such stock or securities shall be the closing sales price of such stock or securities as reported by the principal exchange or quotation system for such stock or securities the business day immediately preceding the execution of the merger agreement or other transaction agreement for such Merger Transaction, and if no such trading market exists for such stock or securities, the aggregate fair market value shall be as determined in good faith by the Board of Directors of the Corporation; provided, further, however, that if any such Merger Transaction
                 --------  -------  -------
is effected on or before the Reset Date, and if the Per Share Merger Consideration (assuming conversion of all outstanding convertible stock, including the Series A Convertible Preferred Stock, at the conversion rate for such stock in effect at the time of the execution and delivery of the merger agreement relating to such Merger Transaction) is less than 130% of the then applicable conversion price relating to the Series A Convertible Preferred Stock, then the conversion price will be reduced to equal the greater of (x) the Per Share

Merger Consideration divided by 1.3, (y) 50% of the then applicable conversion price and (z) $.375 (subject to a proportional adjustment in the event of an adjustment to the conversion price pursuant to paragraph 4(c) above).

                (f)     Reservation of Shares; Transfer Taxes; Etc.  The
                        ------------------------------------------
Corporation shall at all times reserve and keep available, out of its authorized unissued stock, solely for the purpose of effecting the conversion of the Series A Convertible Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Series A Convertible Preferred Stock from time to time outstanding. The Corporation shall use its best efforts from time to time, in accordance with the laws of the State of Delaware, to increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then-outstanding shares of Series A Convertible Preferred Stock.

                The Corporation shall pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Series A Convertible Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that in which the shares of Series A Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                Notwithstanding anything to the contrary herein, before taking any action that would cause an adjustment reducing the conversion rate or before any such adjustment is made as a result of a Reset Event, in either event, such that the effective conversion price (for all purposes an amount equal to $100.00 divided by the conversion rate as in effect at such time) would be below the then par value of the Common Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at the conversion rate as so adjusted.

                (g)     Prior Notice of Certain Events. In case:
                        ------------------------------

                (i) the Corporation shall declare any dividend (or any other distribution) on its Common Stock; or

                (ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

                (iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

         (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed with the transfer agent for the Series A Convertible Preferred Stock, and shall cause to be mailed to the holders of record of the Series A Convertible Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Corporation, at least 10 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined and a description of the cash, securities or other property to be received by such holders upon such dividend, distribution or granting of rights or warrants or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such exchange, dissolution, liquidation or winding up and the consideration, including securities or other property, to be received by such holders upon such exchange; provided, however, that no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice.

         (h)    Other Changes in Conversion Rate.  The Corporation from time to
                --------------------------------
time may increase the conversion rate by any amount for any period of time if the period is at least 20 days and if the increase is irrevocable during the period. Whenever the conversion rate is so increased, the Corporation shall mail to holders of record of the Series A Convertible Preferred Stock a notice of the increase at least 10 days before the date the increased conversion rate takes effect, and such notice shall state the increased conversion rate and the period it will be in effect.

         The Corporation may make such increases in the conversion rate, in addition to those required or allowed by this Section 4, as shall be determined by it, as evidence by a resolution of the Board of Directors, to be advisable in order to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock or issuance or rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

         (i)    Ambiguities/Errors. The Board of Directors of the Corporation
                ------------------
shall have the power to resolve any ambiguity or correct any error in the provisions relating to the convertibility of the Series A Convertible Preferred Stock, and its actions in so doing shall be final and conclusive.

         5.     Mandatory Conversion at Option of Corporation. At any time on or
                ---------------------------------------------
after the Reset Date, the Corporation, as its option, may cause the Series A Convertible Preferred Stock to be converted in whole, or in part, on a pro rata
                                                                       --- ----
basis, into fully paid and nonassessable shares of Common Stock and such other securities and property as herein provided if the closing price of the Common Stock shall have exceeded 150% of the then applicable conversion price for at least 20 trading days in any 30 consecutive trading day period. Any shares of Series A Convertible Preferred Stock so converted shall be treated as having been surrendered by the holder thereof for conversion pursuant to Section 4 on the date of such mandatory conversion (unless previously converted at the option of the holder).

         No more than 60 nor less than 10 days prior to the date of any such mandatory conversion, notice by first class mail, postage prepaid, shall be given to the holders of record of the Series A Convertible Preferred Stock to be converted, addressed to such holders at their last addresses as shown on the stock transfer books of the Corporation. Each such notice shall specify the date fixed for conversion, the place or places for surrender of shares of Series A Convertible Preferred Stock, and the then effective conversion rate pursuant to Section 4.

               The "closing price" for each trading day shall be the reported last sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the NASDAQ Small-Cap Market or the NASDAQ National Market System (collectively referred to as, "NASDAQ") or, if the Common Stock is not quoted on NASDAQ, on the principal national securities exchange on which the Common Stock is listed or admitted to trading (based on the aggregate dollar value of all securities listed or admitted to trading) or, if not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Corporation for that purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Corporation in good faith. "Trading day" shall have the meaning given in Section 4 hereof.

               Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given by the Corporation on the date deposited in the mail, whether or not the holder of the Series A Convertible Preferred Stock receives such notice; and failure properly to give such notice by mail, or any defect in such notice, to the holders of the shares to be converted shall not affect the validity of the proceedings for the conversion of any other shares of Series A Convertible Preferred Stock. On or after the date fixed for conversion as stated in such notice, each holder of shares called to be converted shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice for conversion. Notwithstanding that the certificates evidencing any shares properly called for conversion shall not have been surrendered, the shares shall no longer be deemed outstanding and all rights whatsoever with respect to the shares so called for conversion (except the right of the holders to convert such shares upon surrender of their certificates therefor) shall terminate.

               6.    Voting Rights.
                     -------------

               (a)   General.  Except as otherwise provided herein, in the
                     -------
Amended and Restated Certificate of Incorporation or by law, the holders of shares of Series A Convertible Preferred Stock, the holders of shares of Common Stock and the holders of any other class or series of shares entitled to vote with the Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation. In any such vote, each share of Series A Convertible Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the Common Stock into which such share of Series A Convertible Preferred Stock is convertible on the record date for such vote, or if no record date has been established, on the date such vote is taken. Any shares of Series A Convertible Preferred Stock held by the Corporation or any entity controlled by the Corporation shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.

               (b)   Class Voting Rights.  In addition to any vote specified in
                     -------------------
paragraph (a) of this Section 6, so long as 50% of the shares of Series A Convertible Preferred Stock (including those shares of Series A Convertible Preferred Stock issued or issuable upon the exercise of the placement agent warrants issued in connection with the offer and sale of the Series A Convertible Preferred Stock) shall be outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least 66-2/3% of all outstanding Series A Convertible Preferred Stock voting separately as a class, (i) amend, alter or repeal any provision of the Amended and Restated Certificate of Incorporation, as amended, or the Bylaws of the Corporation so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Series A Convertible Preferred Stock, (ii) declare any dividend or distribution on the Common Stock or any other class or series of preferred stock or authorize the repurchase of any securities of the Corporation or (iii) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, (A) ranking prior to, or on a parity with, the Series A Convertible Preferred Stock upon liquidation, dissolution or winding up of the Corporation or a sale of all or substantially all of the assets of the Corporation or (B) providing for the payment of any dividends or distributions. A class vote on the part of the Series A Convertible Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Corporation's Board of Directors) in connection with: (a) the authorization, issuance or increase in the authorized amount of Common Stock or of any shares of any other class or series of stock ranking junior to the Series A Convertible Preferred Stock in respect of distributions upon liquidation, dissolution or winding up of the Corporation; (b) the authorization, issuance or increase in the amount of the Series A Convertible Preferred Stock or any bonds, mortgages, debentures or other obligations of the Corporation (other than bonds, mortgages, debentures or other obligations convertible into or exchangeable for or having option rights to purchase any shares of stock of the Corporation the authorization issuance or increase in amount of which would require the consent of the holders of the Series A Preferred Stock); or (c) any consolidation or merger of the Corporation with or into another corporation, a sale or transfer of all or part of the Corporation's assets for cash, securities or other property, or a compulsory share exchange.

          7.   Outstanding Shares.  For purposes of this Certificate of
               ------------------
Designations, all shares of Series A Convertible Preferred Stock shall be deemed outstanding except (i) from the date, or the deemed date, of surrender of certificates evidencing shares of Series A Convertible Preferred Stock, all shares of Series A Convertible Preferred Stock converted into Common Stock, (ii) from the date of registration of transfer, all shares of Series A Convertible Preferred Stock held of record by the Corporation or any subsidiary of the Corporation and (iii) any and all shares of Series A Convertible Preferred Stock held in escrow prior to delivery of such stock by the Corporation to the initial beneficial owners thereof.

          8.   Status of Acquired Shares.  Shares of Series A Convertible
               -------------------------
Preferred Stock received upon conversion pursuant to Section 4 or Section 5 or otherwise acquired by the Corporation will be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to class, and may thereafter be issued, but not as shares of Series A Convertible Preferred Stock.

          9.   Preemptive Rights.  The Series A Convertible Preferred Stock is
               -----------------
not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

          10.  Severability of Provisions.  Whenever possible, each provision
               --------------------------
hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS


                                      OF

                     SERIES B CONVERTIBLE PREFERRED STOCK

                                      OF

                          BOSTON LIFE SCIENCES, INC.

                        (Pursuant to Section 151 of the
                       Delaware General Corporation Law)

                   _________________________________________


          BOSTON LIFE SCIENCES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Amended and Restated Certificate of Incorporation of the Corporation, the following resolution was adopted as of January 25, 1999 by the Board of Directors of the Corporation pursuant to Section 141 of the Delaware General Corporation Law:

          "RESOLVED that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Corporation's Amended and Restated Certificate of Incorporation, of the total authorized number of 1,000,000 shares of Preferred Stock, par value $0.01 per share, of the Corporation, there shall be designated a series of 475,000 shares that shall be issued in and constitute a single series to be known as "Series B Convertible Preferred Stock" (hereinafter called the "Series B Convertible Preferred Stock"). The shares of Series B Convertible Preferred Stock shares have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

     1.   Dividends.  The holder of each share of Series B Convertible Preferred
          ---------
     Stock shall not be entitled to receive dividends in any fixed amount; provided, however, the holder of each share of Series B Convertible
     -----------------
     Preferred Stock shall be entitled to receive such dividends thereon as the Board of Directors may declare, if, as and when so declared. Such dividends on the Series B Convertible Preferred Stock shall not be cumulative and no right to such dividends shall accrue to holders of the Series B Convertible Preferred Stock unless and until declared by the Board of Directors. The holders of shares of the Series B Convertible Preferred Stock are entitled to share equally in any dividend, when, as and if declared by the Board on the Common Stock.

     2.   Liquidation.  In the event of any liquidation, dissolution or winding
          -----------
     up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, the holders of the shares of Series B Convertible Preferred Stock and the holders of shares of Series A Convertible Preferred Stock, before any distribution or payment is made upon any Common Stock, shall be entitled to receive on a pari-passu basis in accordance with their respective
                  ----------
     Preference Amounts (as hereinafter defined), (i) with respect to each share of Series A Convertible

     Preferred Stock an amount ("Series A Preference Amount") equal to the sum of (A) $130.00 (subject to equitable adjustment to reflect stock splits, stock combinations, stock dividends, recapitalizations, and like occurrences) and (B) all declared but unpaid dividends (if any) payable with respect to such shares, and (ii) with respect to each share of Series B Convertible Preferred ("Series B Preference Amount", and collectively the Series A Preference Amount and the Series B Preference Amount are sometimes hereinafter collectively referred to as the "Preference Amount") equal to the sum of (A) the "Original Issuance Price" per share, which shall mean $19.50 (subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations, and like occurrences) and
     (B) all declared but unpaid dividends (if any) payable with respect to such shares.

          If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock of the Corporation shall be insufficient to permit payment to the holders of the full respective Preference Amount to which they shall be entitled, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock based on the respective amounts that would be payable to them on or with respect to the shares of Series A Convertible Preferred Convertible Stock and Series B Preferred Convertible Stock held by them upon such distribution pursuant to this Section. Upon any such liquidation, dissolution or winding up of the Corporation after the holders of the Series B Convertible Preferred Stock and Series A Convertible Preferred Stock shall have been paid in full in accordance with the rights and preferences to which they are entitled, the remaining net assets of the Corporation shall be distributed ratably and exclusively to the holders of the Common Stock.

          Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Preference Amounts and the place where said sums shall be payable shall be given by mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and the Common Stock, such notice to be addressed to each stockholder at his post office address as shown by the records of the Corporation. Notwithstanding Section 3 below, holders of record of the Series B Convertible Preferred Stock shall have the right to convert their shares of Series B Convertible Preferred Stock into Common Stock at the then applicable Conversion Price prior to liquidation pursuant to the formula set forth in the first paragraph of Section 3A; holders shall comply with the procedures set forth in the third paragraph of
     Section 3A.

          For purposes of this Section with respect to the Series B Convertible Preferred Stock, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (A) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation) in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued by the acquiring corporation or its subsidiary, or (B) a sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Corporation, unless in each case the Corporation's stockholders of record as constituted
     ------
     immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity.

          Whenever the distribution provided for in this Section shall be payable in property other than cash, the value of such property shall be the fair market value thereof as determined in good faith by not less than a majority of the Directors then serving on the Board of Directors of the Corporation.

          3.   Conversion.
               ----------

          3A.  Right to Convert.  Subject to the terms and conditions of this
               ----------------
     Section 3, the holder of any share or shares of Series B Convertible Preferred Stock shall have the right, at its option, to convert any such shares of Series B Convertible Preferred Stock into fully paid and nonassessable whole shares of Common Stock in accordance with this Section
     3. The holder may convert each share of Series B Convertible Preferred Stock into such number of shares of Common Stock as is obtained by dividing the Original Issuance Price by the Conversion Price (as hereinafter defined). The initial Conversion Price shall be eighty percent (80%) of the average Closing Bid Price of the Common Stock for the five Trading Days (as defined below) ending on the Trading Day that is one Trading Day prior to February 5, 1999; provided, however, that the initial Conversion Price
                       --------  -------
     may not be less than $3.50 nor greater than $4.00 (such price defined as the "Initial Conversion Price"). The Initial Conversion Price shall be subject to adjustment pursuant to Sections 3D and 3E below, with such price as last adjusted referred to herein as the "Conversion Price."

          In addition to the conversion rights of the holder outlined above, at any time commencing 270 days after the issuance of the Series B Convertible Preferred Stock, the holder has the option to convert Series B Convertible Preferred Stock at a conversion rate that produces a minimum rate of return to the holder of twenty-five percent (25%) in accordance with the formula ("Guaranteed Return Formula") set forth below.

          Under the Guaranteed Return Formula, each share of Series B Convertible Preferred Stock may be converted into such number of shares of Common Stock that produces a total value of Common Stock equal to one hundred and twenty five percent (125%) of the Original Issuance Price; provided, however, that no share of Series B Convertible Preferred Stock
     --------  -------
     shall be convertible into less than five (5) or more than ten (10) shares of Common Stock. The price per share to be used in determining such additional issuances of Common Stock (if any) will be the average Closing Bid Price for the five Trading Days ending on the Trading Day that is one Trading Day prior to the date of conversion. If the Corporation determines that the issuance of shares pursuant to this paragraph or pursuant to the first paragraph of this Section 3A, under applicable NASDAQ Stock Market requirements with respect to certain issues of Corporation securities convertible into 20% or more of the Corporation's Common Stock, requires shareholder approval, then, prior to any such issuance, the Corporation at its option may either (a) redeem the Series B Convertible Preferred Stock in accordance with the redemption procedures contained in Section 4 herein within fifteen (15) days after receipt of the conversion notice relating to the Series B Convertible Preferred Stock; or (b) may solicit and obtain within ninety
     (90) days after receipt of the conversion notice relating to the Series B Convertible Preferred Stock the necessary shareholder consent before any such shares are required to be issued. In the event that the Corporation is unable to obtain the necessary shareholder consent pursuant to (b) above within the time period allotted, after recommending and seeking such approval in good faith, then the corporation shall redeem the Series B Convertible Preferred Stock in accordance with the preceding sentence. In the event the Closing Bid Price for the Corporation's Common Stock is at any time from the date of issuance at or above $7.00 per share (subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations, and like occurrences) for five consecutive Trading Days (as defined below), the holder's right to the receive additional shares of Common Stock upon conversion pursuant to this paragraph shall terminate thereafter.

          The rights of conversion in this Section 3 shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series B Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series B Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock shall be issued.

          The "Closing Bid Price" for each trading day shall be the reported closing bid price on the NASDAQ Small-Cap Market or the NASDAQ National Market System (collectively referred to as, "NASDAQ") or, if the Common Stock is not quoted on NASDAQ, on the principal national securities exchange on which the Common Stock is listed or admitted to trading (based on the aggregate dollar value of all securities listed or admitted to trading) or, if not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the closing bid price in the over-the counter market as furnished by any NASD member firm selected from time to time by the Corporation for that purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Corporation in good faith. "Trading day" shall mean a day on which the national securities exchange or NASDAQ used to determine the Closing Bid Price is open for the transaction of business or the reporting of trades or, if the Closing Bid Price is not so determined, a day on which NASDAQ is open for the transaction of business.

          3B.  Issuance of Certificates; Time Conversion Effected.  Subject to
               --------------------------------------------------
     the limitation on conversion set forth in second sentence of the third paragraph of Section 3A, promptly after the receipt by the Corporation of the written notice referred to in Subsection 3A and surrender of the certificate or certificates for the share or shares of the Series B Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, within three (3) business days, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series B Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series B Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          3C.  Fractional Shares; Dividends; Partial Conversion.  No fractional
               ------------------------------------------------
     shares shall be issued upon conversion of the Series B Convertible Preferred Stock into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. In case the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to Subsection 3A exceeds the number of shares converted, the Corporation shall upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

          3D.  Adjustments to Conversion Price for Stock Dividends and
               -------------------------------------------------------
     Combinations or Subdivisions of Common Stock.  If the Company at any time
     --------------------------------------------
     or from time to time while shares of Series B Convertible Preferred Stock are issued and outstanding shall declare or pay, without consideration, any dividend on Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or if the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price for the Series B Convertible Preferred Stock in effect immediately before such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. If the Company shall declare or pay, without consideration, any dividend on Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

          3E.  Adjustments for Reclassification and Reorganization.   If Common
               ---------------------------------------------------
     Stock issuable upon conversion of the Series B Convertible Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in the preceding paragraph), the Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series B Convertible Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series B Convertible Preferred Stock immediately before that change.

          3F.  Record Date.  In the event of any taking by the Corporation of a
               -----------
     record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall send by mail or courier against receipt to each holder of Series B Convertible Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          3G.  Notice of Adjustment.  Upon any adjustment of the Conversion
               --------------------
     Price, then and in each such case the Corporation shall give written notice thereof by first class mail, postage prepaid, addressed to each holder of shares of Series B Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall be signed by the principal financial officer (or independent public accountant(s) of national standing) and shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          3H.  Other Notices.  In case at any time:
               -------------

          (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

          (2)  the Corporation shall offer for subscription pro rata to the
                                                            --- ----
     holders of its Common Stock any additional shares of stock of any class or other rights;

          (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation; or

          (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

     then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series B Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 15 days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

          3I.  Stock to be Reserved.  The Corporation will at all times reserve
               --------------------
     and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the conversion of the Series B Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Convertible Preferred Stock, including shares issuable pursuant to
     Section 3A above. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Convertible Preferred Stock, the Corporation will take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of the Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to these provisions. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if after such action the total number of shares of Common Stock issued and outstanding and thereafter issuable upon exercise of all options and conversion of Convertible Securities, including upon conversion of the Series B Convertible Preferred Stock, would exceed the total number of shares of Common Stock then authorized by the Corporation's Amended and Restated Certificate of Incorporation.

          3J.  No Reissuance of Series B Convertible Preferred Stock.  Shares of
               -----------------------------------------------------
     Series B Preferred Stock that are converted into shares of Common Stock as provided herein shall be permanently retired and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the number of authorized shares of Series B Convertible Preferred Stock accordingly.

          3K.  Issue Tax.  The issuance of certificates for shares of Common
               ---------
     Stock upon conversion of the Series B Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Convertible Preferred Stock which is being converted.

          3L.  Definition of Common Stock. As used in this Section 3, the term
               --------------------------
     "Common Stock" shall mean and include the Corporation's authorized Common Stock as constituted on the date of filing of this Certificate of Designations; provided, however, that such term, when used to describe the
                   --------  -------
     securities receivable upon conversion of shares of the Series B Convertible Preferred Stock of the Corporation, shall include only shares designated as Common Stock of the Corporation on the date of filing of this Certificate of Designations, any shares resulting from any combination or subdivision thereof referred to in this Section 3, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in this Section 3.

     4.   Redemption.  The Series B Convertible Preferred Stock may be
          ----------
     redeemed by the Corporation at any time in exchange for a cash payment for each share of Series B Convertible Preferred Stock equal to the Original Issuance Price multiplied by one hundred and ten percent (110%). In addition to the foregoing cash payment, the Corporation will issue a number of warrants to purchase Common Stock (each, a "Redemption Warrant") equal to 2.5 multiplied by the number of shares of Series B Convertible Preferred Stock then held by the holder. Each Redemption Warrant will be substantially in the form of Exhibit A attached hereto. The cash payment
                                  ---------
     and additional warrant to be issued upon redemption are collectively referred to as the "Redemption Price." Redemption Warrants issued shall be exercisable at a price equal to the sum of (a) the Closing Bid Price (subject to adjustment under the same circumstances as which the Conversion Price would be adjusted) of the Common Stock for the Trading Day prior to the date on which the Corporation redeems shares of Series B Convertible Preferred Stock (the "Redemption Date), (b) plus $.25. Such Redemption Warrants shall be exercisable for a period of thirty six (36) months subsequent to their issuance and will contain all customary provisions. The Company will file a registration statement within sixty (60) days of the issuance of the Redemption Warrants so as to permit a resale of the shares of Common Stock underlying the Redemption Warrants.

          Not fewer than fifteen (15) days before the Redemption Date, written notice shall be given by registered or certified first class mail, return receipt requested, by a nationally recognized courier service, postage prepaid, or by personal delivery, addressed to the holders of record of the Series B Convertible Preferred Stock, such notice to be addressed to each such stockholder at his post office address as shown by the records of the Corporation, specifying the number of shares to be redeemed, the Redemption Price and the place and date of such redemption, which date shall not be a day on which banks in New York City are required or authorized to close. If such notice of redemption shall have been duly given and if on or before such Redemption Date the funds and securities necessary for redemption shall have been set aside so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares of Series B Convertible Preferred Stock to be redeemed shall not have been surrendered for cancellation, after the close of business on such Redemption Date, the shares so called for redemption shall no longer be deemed outstanding, the dividends thereon shall cease to accrue, and all rights with respect to such shares shall forthwith after the close of business on the Redemption Date, cease, except only the right of the holders thereof to receive, upon presentation of the certificate representing shares so called for redemption, the Redemption Price therefor.

          Any shares of the Series B Convertible Preferred Stock redeemed pursuant to this Section 4 or otherwise acquired by the Corporation in any manner whatsoever shall be permanently retired and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the number of authorized shares of Series B Convertible Preferred Stock accordingly.

     5.   Voting - Series B Convertible Preferred Stock.  Except as required by
          ---------------------------------------------
     law or in Section 6 herein, all shares of Series B Convertible Preferred Stock shall be non-voting, and the holders thereof shall not be entitled to vote on any matters until such shares of Series B Convertible Stock are converted into shares of Common Stock. In addition, any shares of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock held by the Corporation or any entity controlled by the Corporation shall not have voting rights hereunder and shall not be counted in determining the presence of quorum.

     6.   Restrictions.  At any time when shares of Series B Convertible
          ------------
     Preferred Stock are outstanding, and in addition to any other vote of stockholders required by law or by the Amended and Restated Certificate of Incorporation, without the prior consent of the holders of a majority of the outstanding Series B Convertible Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series B Convertible Preferred Stock shall vote together as a class, the Corporation will not:
     (i) issue any class or series of equity security ranking senior to the Series B Convertible Preferred Stock as to payments on liquidation or dividends of the Company; or (ii) amend the Amended and Restated Certificate of Incorporation or Bylaws in any manner that would impair or reduce the rights of the holders of the Series B Convertible Preferred Stock.

     7.   No Waiver.  Except as otherwise modified or provided for herein, the
          ---------
     holders of Series B Convertible Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law.

     8.   No Impairment.  The Corporation will not, by amendment of its Amended
          -------------
     and Restated Certificate of Incorporation or this Certificate of Designations through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all time in good faith assist in the carrying out of all the provisions of this Certificate of Designations and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the holders of the Series B Convertible Preferred Stock against impairment.

     9.   Automatic Conversion.  Subject to the limitations on conversion set
          ---------------------
     forth herein, each share of Series B Convertible Preferred Stock issued and outstanding on February 5 , 2002 automatically shall be converted into shares of Common Stock at the then effective Conversion Price in accordance with, and subject to, the provisions of Section 3A hereof.

          IN WITNESS WHERFOF, this Certificate of Designations has been executed by the Corporation by its President as of this 5th day of February, 1999.


                                   BOSTON LIFE SCIENCES, INC.



                                   By: /s/ S. David Hillson
                                      -------------------------------------
                                       S. David Hillson
                                       President and Chief Executive Officer

                            CERTIFICATE OF DECREASE

                                      OF

                     SERIES B CONVERTIBLE PREFERRED STOCK

                                      OF

                          BOSTON LIFE SCIENCES, INC.


       (PURSUANT TO SECTION 151 OF THE DELAWARE GENERAL CORPORATION LAW)

          __________________________________________________________


          BOSTON LIFE SCIENCES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that, pursuant to Sections 141 and 151 of the Delaware General Corporation Law and the authority vested in the Board of Directors of the Corporation by Article Fourth of the Amended and Restated Certificate of Incorporation, the Board of Directors of the Corporation, by resolution dated February 17, 1999, at a telephonic meeting, did authorize and direct that the number of authorized shares of Preferred Stock designated as Series B Convertible Preferred Stock be reduced from 475,000 to 227,719, pursuant to the authority granted to them under Section 151(g) of the Delaware General Corporation Law.

          IN WITNESS WHEREOF, this Certificate of Designations has been executed and filed as of this 18/th/ day of February, 1999.


                                   BOSTON LIFE SCIENCES, INC.


                                   By:  /s/ Joseph P. Hernon
                                        -----------------------------
                                        Joseph P. Hernon
                                        Secretary, Vice President and
                                        Chief Financial Officer

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                      OF

                     SERIES C CONVERTIBLE PREFERRED STOCK

                                      OF

                          BOSTON LIFE SCIENCES, INC.

                        (Pursuant to Section 151 of the
                       Delaware General Corporation Law)

                   _________________________________________


           BOSTON LIFE SCIENCES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Amended and Restated Certificate of Incorporation of the Corporation, the following resolution was adopted as of February 17, 1999 by the Board of Directors of the Corporation pursuant to Section 141 of the Delaware General Corporation Law:

           "RESOLVED that, pursuant to authority vested in the Board of Directors of the Corporation by Article Fourth of the Corporation's Amended and Restated Certificate of Incorporation, of the total authorized number of 1,000,000 shares of Preferred Stock, par value $0.01 per share, of the Corporation, there shall be designated a series of 475,000 shares that shall be issued in and constitute a single series to be known as "Series C Convertible Preferred Stock" (hereinafter called the "Series C Convertible Preferred Stock"). The shares of Series C Convertible Preferred Stock shares have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

     1.   Dividends.  The holder of each share of Series C Convertible Preferred
          ---------
     Stock shall not be entitled to receive dividends in any fixed amount; provided, however, the holder of each share of Series C Convertible
     -----------------
     Preferred Stock shall be entitled to receive such dividends thereon as the Board of Directors may declare, if, as and when so declared. Such dividends on the Series C Convertible Preferred Stock shall not be cumulative and no right to such dividends shall accrue to holders of the Series C Convertible Preferred Stock unless and until declared by the Board of Directors. The holders of shares of the Series C Convertible Preferred Stock are entitled to share equally in any dividend, when, as and if declared by the Board on the Common Stock.

     2.   Liquidation.  In the event of any liquidation, dissolution or winding
          -----------
     up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, the holders of the shares of Series A Convertible Preferred Stock , the holders of shares of Series B Convertible Preferred Stock, and the holders of shares of Series C Convertible Preferred Stock, before any distribution or payment is made upon any Common Stock, shall be entitled to receive on a pari-passu basis in accordance with their respective Preference Amounts (as
     ----------
     hereinafter
     defined), (i) with respect to each share of Series A Convertible Preferred Stock an amount ("Series A Preference Amount") equal to the sum of (A) $130.00 (subject to equitable adjustment to reflect stock splits, stock combinations, stock dividends, recapitalizations, and like occurrences) and
     (B) all declared but unpaid dividends (if any) payable with respect to such shares, and (ii) with respect to each share of Series B Convertible Preferred Stock ("Series B Preference Amount") equal to the sum of (A) $19.50 (subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations, and like occurrences) and
     (B) all declared but unpaid dividends (if any) payable with respect to such shares, and (iii) with respect to each share of Series C Convertible Preferred ("Series C Preference Amount", and collectively the Series A Preference Amount, the Series B Preference Amount, and the Series C Preference Amount are sometimes hereinafter collectively referred to as the "Preference Amount") equal to the sum of (A) the "Original Issuance Price" per share, which shall mean $19.50 (subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations, and like occurrences) and (B) all declared but unpaid dividends (if any) payable with respect to such shares.

          If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock of the Corporation shall be insufficient to permit payment to the holders of the full respective Preference Amount to which they shall be entitled, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock based on the respective amounts that would be payable to them on or with respect to the shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Preferred Convertible Stock held by them upon such distribution pursuant to this Section. Upon any such liquidation, dissolution or winding up of the Corporation after the holders of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock shall have been paid in full in accordance with the rights and preferences to which they are entitled, the remaining net assets of the Corporation shall be distributed ratably and exclusively to the holders of the Common Stock.

          Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Preference Amounts and the place where said sums shall be payable shall be given by mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock and the Common Stock, such notice to be addressed to each stockholder at his post office address as shown by the records of the Corporation. Notwithstanding Section 3 below, holders of record of the Series C Convertible Preferred Stock shall have the right to convert their shares of Series C Convertible Preferred Stock into Common Stock at the then applicable Conversion Price prior to liquidation pursuant to the formula set forth in the first paragraph of Section 3A; holders shall comply with the procedures set forth in the fourth paragraph of Section 3A.

          For purposes of this Section with respect to the Series C Convertible Preferred Stock, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (A) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation) in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued by the acquiring corporation or its subsidiary, or (B) a sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Corporation, unless in each case the Corporation's
                                ------
     stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity.

          Whenever the distribution provided for in this Section shall be payable in property other than cash, the value of such property shall be the fair market value thereof as determined in good faith by not less than a majority of the Directors then serving on the Board of Directors of the Corporation.

          3.   Conversion.
               ----------

          3A.  Right to Convert.  Subject to the terms and conditions of this
               ----------------
     Section 3, the holder of any share or shares of Series C Convertible Preferred Stock shall have the right, at its option, to convert any such shares of Series C Convertible Preferred Stock into fully paid and nonassessable whole shares of Common Stock in accordance with this Section
     3. The holder may convert each share of Series C Convertible Preferred Stock into such number of shares of Common Stock as is obtained by dividing the Original Issuance Price by the Conversion Price (as hereinafter defined). The initial Conversion Price shall be $3.90 (such price defined as the "Initial Conversion Price"). The Initial Conversion Price shall be subject to adjustment pursuant to Sections 3D and 3E below, with such price as last adjusted referred to herein as the "Conversion Price."

          In addition to the conversion rights of the holder outlined above, at any time commencing 270 days after the issuance of the Series C Convertible Preferred Stock, the holder has the option to convert Series C Convertible Preferred Stock at a conversion rate that produces a minimum rate of return to the holder of twenty-five percent (25%) in accordance with the formula ("Guaranteed Return Formula") set forth below.

          Under the Guaranteed Return Formula, each share of Series C Convertible Preferred Stock may be converted into such number of shares of Common Stock that produces a total value of Common Stock equal to one hundred and twenty five percent (125%) of the Original Issuance Price; provided, however, that no share of Series C Convertible Preferred Stock
     --------  -------
     shall be convertible into less than five (5) or more than ten (10) shares of Common Stock. The price per share to be used in determining such additional issuances of Common Stock (if any) will be the average Closing Bid Price for the five Trading Days (as defined below) ending on the Trading Day that is one Trading Day prior to the date of conversion. If the Corporation determines that the issuance of shares pursuant to this paragraph or pursuant to the first paragraph of this Section 3A, or pursuant to the first or third paragraph of Section 3A in the Certificate of Designations, Rights and Preferences for the Series B Convertible Preferred Stock of the Company, under applicable NASDAQ Stock Market requirements with respect to certain issues of Corporation securities convertible into 20% or more of the Corporation's Common Stock, requires stockholder approval, then, prior to any such issuance, the Corporation at its option may either (a) redeem the Series C Convertible Preferred Stock in accordance with the redemption procedures contained in Section 4 herein within fifteen (15) days after receipt of the conversion notice relating to the Series C Convertible Preferred Stock; or (b) may solicit and obtain within ninety (90) days after receipt of the conversion notice relating to the Series C Convertible Preferred Stock the necessary stockholder consent before any such shares are required to be issued. In the event that the Corporation is unable to obtain the necessary stockholder consent pursuant to (b) above within the time period allotted, after recommending and seeking such approval in good faith, then the corporation shall redeem the Series C Convertible Preferred Stock in accordance with the preceding sentence. Following the date on which the Securities and Exchange Commission declares effective a registration statement that permits the resale of the shares of Common Stock underlying the Series C Convertible Preferred Stock and while such registration statement remains in effect, in the event the Closing Bid Price for the Corporation's Common Stock is at or above $7.00 per share (subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations, and like occurrences) for five consecutive Trading Days (as defined below), the holder's right to receive additional shares of Common Stock upon conversion pursuant to this paragraph shall terminate thereafter.

          The rights of conversion in this Section 3 shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series C Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series C Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock shall be issued.

          The "Closing Bid Price" for each trading day shall be the reported closing bid price on the NASDAQ Small-Cap Market or the NASDAQ National Market System (collectively referred to as, "NASDAQ") or, if the Common Stock is not quoted on NASDAQ, on the principal national securities exchange on which the Common Stock is listed or admitted to trading (based on the aggregate dollar value of all securities listed or admitted to trading) or, if not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the closing bid price in the over-the counter market as furnished by any NASD member firm selected from time to time by the Corporation for that purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Corporation in good faith. "Trading day" shall mean a day on which the national securities exchange or NASDAQ used to determine the Closing Bid Price is open for the transaction of business or the reporting of trades or, if the Closing Bid Price is not so determined, a day on which NASDAQ is open for the transaction of business.

          3B.  Issuance of Certificates; Time Conversion Effected.  Subject to
               --------------------------------------------------
     the limitation on conversion set forth in first sentence of the third paragraph of Section 3A, promptly after the receipt by the Corporation of the written notice referred to in Subsection 3A and surrender of the certificate or certificates for the share or shares of the Series C Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, within three (3) business days, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series C Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series C Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          3C.  Fractional Shares; Dividends; Partial Conversion.  No fractional
               ------------------------------------------------
     shares shall be issued upon conversion of the Series C Convertible Preferred Stock into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. In case the number of shares of Series C Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to Subsection 3A exceeds the number of shares converted, the Corporation shall upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series C Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.


          3D.  Adjustments to Conversion Price for Stock Dividends and
               -------------------------------------------------------
     Combinations or Subdivisions of Common Stock.  If the Company at any time
     --------------------------------------------
     or from time to time while shares of Series C Convertible Preferred Stock are issued and outstanding shall declare or pay, without consideration, any dividend on Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or if the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price for the Series C Convertible Preferred Stock in effect immediately before such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. If the Company shall declare or pay, without consideration, any dividend on Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

          3E.  Adjustments for Reclassification and Reorganization.  If Common
               ---------------------------------------------------
     Stock issuable upon conversion of the Series C Convertible Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in the preceding paragraph), the Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series C Convertible Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series C Convertible Preferred Stock immediately before that change.

          3F.  Record Date.  In the event of any taking by the Corporation of a
               -----------
     record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall send by mail or courier against receipt to each holder of Series C Convertible Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          3G.  Notice of Adjustment.  Upon any adjustment of the Conversion
               --------------------
     Price, then and in each such case the Corporation shall give written notice thereof by first class mail, postage prepaid, addressed to each holder of shares of Series C Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall be signed by the principal financial officer (or independent public accountant(s) of national standing) and shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          3H.  Other Notices.  In case at any time:
               -------------

          (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

          (2)  the Corporation shall offer for subscription pro rata to the
                                                            --- ----
     holders of its Common Stock any additional shares of stock of any class or other rights;

          (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation; or

          (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

     then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series C Convertible Preferred

     Stock at the address of such holder as shown on the books of the Corporation, (a) at least 15 days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and
     (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

          3I.  Stock to be Reserved.  The Corporation will at all times reserve
               --------------------
     and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the conversion of the Series C Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series C Convertible Preferred Stock, including shares issuable pursuant to
     Section 3A above. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Convertible Preferred Stock, the Corporation will take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of the Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to these provisions. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if after such action the total number of shares of Common Stock issued and outstanding and thereafter issuable upon exercise of all options and conversion of Convertible Securities, including upon conversion of the Series C Convertible Preferred Stock, would exceed the total number of shares of Common Stock then authorized by the Corporation's Amended and Restated Certificate of Incorporation.

          3J.  No Reissuance of Series C Convertible Preferred Stock.  Shares of
               -----------------------------------------------------
     Series C Preferred Stock that are converted into shares of Common Stock as provided herein shall be permanently retired and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the number of authorized shares of Series C Convertible Preferred Stock accordingly.

          3K.  Issue Tax.  The issuance of certificates for shares of Common
               ---------
     Stock upon conversion of the Series C Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series C Convertible Preferred Stock which is being converted.

          3L.  Definition of Common Stock. As used in this Section 3, the term
               --------------------------
     "Common Stock" shall mean and include the Corporation's authorized Common Stock as constituted on the date of filing of this Certificate of Designations; provided, however, that such term, when used to describe the
                   --------  -------
     securities receivable upon conversion of shares of the Series C Convertible Preferred Stock of the Corporation, shall include only shares designated as Common Stock of the Corporation on the date of filing of this Certificate of Designations, any shares resulting from any combination or subdivision thereof referred to in this Section 3, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in this Section 3.

     4.   Redemption. The Series C Convertible Preferred Stock may be redeemed
          ----------
     by the Corporation at any time in exchange for a cash payment for each share of Series C Convertible Preferred Stock equal to the Original Issuance Price multiplied by one hundred and ten percent (110%). In addition to the foregoing cash payment, the Corporation will issue a number of warrants to purchase Common Stock (each, a "Redemption Warrant") equal to 2.5 multiplied by the number of shares of Series C Convertible Preferred Stock then held by the holder. Each Redemption Warrant will be substantially in the form of Exhibit A attached hereto. The cash payment
                                  ---------
     and additional warrant to be issued upon redemption are collectively referred to as the "Redemption Price." Redemption Warrants issued shall be exercisable at a price equal to the sum of (a) the Closing Bid Price (subject to adjustment under the same circumstances as which the Conversion Price would be adjusted) of the Common Stock for the Trading Day prior to the date on which the Corporation redeems shares of Series C Convertible Preferred Stock (the "Redemption Date), (b) plus $.25. Such Redemption Warrants shall be exercisable for a period of thirty six (36) months subsequent to their issuance and will contain all customary provisions. The Corporation will file a registration statement with the Securities and Exchange Commission within sixty (60) days of the issuance of the Redemption Warrants so as to permit a resale of the shares of Common Stock underlying the Redemption Warrants.

          Not fewer than fifteen (15) days before the Redemption Date, written notice shall be given by registered or certified first class mail, return receipt requested, by a nationally recognized courier service, postage prepaid, or by personal delivery, addressed to the holders of record of the Series C Convertible Preferred Stock, such notice to be addressed to each such stockholder at his post office address as shown by the records of the Corporation, specifying the number of shares to be redeemed, the Redemption Price and the place and date of such redemption, which date shall not be a day on which banks in New York City are required or authorized to close. If such notice of redemption shall have been duly given and if on or before such Redemption Date the funds and securities necessary for redemption shall have been set aside so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares of Series C Convertible Preferred Stock to be redeemed shall not have been surrendered for cancellation, after the close of business on such Redemption Date, the shares so called for redemption shall no longer be deemed outstanding, the dividends thereon shall cease to accrue, and all rights with respect to such shares shall forthwith after the close of business on the Redemption Date, cease, except only the right of the holders thereof to receive, upon presentation of the certificate representing shares so called for redemption, the Redemption Price therefor.

        Any shares of the Series C Convertible Preferred Stock redeemed pursuant to this Section 4 or otherwise acquired by the Corporation in any manner whatsoever shall be permanently retired and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the number of authorized shares of Series C Convertible Preferred Stock accordingly.

     5.   Voting - Series C Convertible Preferred Stock.  Except as required by
          ---------------------------------------------
     law or in Section 6 herein, all shares of Series C Convertible Preferred Stock shall be non-voting, and the holders thereof shall not be entitled to vote on any matters until such shares of Series C Convertible Stock are converted into shares of Common Stock. In addition, any shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock held by the Corporation or any entity controlled by the Corporation shall not have voting rights hereunder and shall not be counted in determining the presence of quorum.

     6.   Restrictions. At any time when shares of Series C Convertible
          ------------
     Preferred Stock are outstanding, and in addition to any other vote of stockholders required by law or by the Amended and Restated Certificate of Incorporation, without the prior consent of the holders of a majority of the outstanding Series C Convertible Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series C Convertible Preferred Stock shall vote together as a class, the Corporation will not:
     (i) issue any class or series of equity security ranking senior to the Series C Convertible Preferred Stock as to payments on liquidation or dividends of the Company; or (ii) amend the Amended and Restated Certificate of Incorporation or Bylaws in any manner that would impair or reduce the rights of the holders of the Series C Convertible Preferred Stock.

     7.   No Waiver.  Except as otherwise modified or provided for herein, the
          ---------
     holders of Series C Convertible Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law.

     8.   No Impairment.  The Corporation will not, by amendment of its Amended
          -------------
     and Restated Certificate of Incorporation or this Certificate of Designations through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of

     Designations and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the holders of the Series C Convertible Preferred Stock against impairment.

     9.   Automatic Conversion.  Subject to the limitations on conversion set
          ---------------------
     forth herein, each share of Series C Convertible Preferred Stock issued and outstanding on February 18, 2002 automatically shall be converted into shares of Common Stock at the then effective Conversion Price in accordance with, and subject to, the provisions of Section 3A hereof.

          IN WITNESS WHEREOF, this Certificate of Designations has been executed by the Corporation by its President as of this 18th day of February, 1999.


                           BOSTON LIFE SCIENCES, INC.



                              By: /s/ Joseph P. Hernon
                                 ---------------------------------
                                  Joseph P. Hernon
                                  Secretary, Vice President and
                                  Chief Financial Officer